S E L I G M A N

S E L E C T

M U N I C I PA L
F U N D, I N C .

Annual Report
December 31, 2001

To the Stockholders

F or the year ended December 31, 2001, Seligman Select Municipal Fund posted a total return of 10.85% based on market price and 5.31% based on net asset value.

The Fund’s yield, based on current market price at December 31, 2001, was 5.97%. This is equivalent to a taxable yield of 9.80%, based on a federal tax bracket of 39.1%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.85% to 4.85%.

During this time, the US economy continued to slow significantly. The Federal Reserve Board has been quick to respond to the downturn, and lowered the federal funds rate 11 times over the course of 2001, for a total reduction of 475 basis points. In November 2001, the National Bureau of Economic Research (NBER) confirmed that the US had been in recession beginning in March.

While the stock market suffered a second straight year of negative returns, the past year was a highly successful one for the municipal bond market. Because of lower interest rates, there was a surge in municipal issuance of new money and refunding bonds. This increase in supply was matched by an increase in demand, as investors fleeing equity market volatility were attracted to the relative stability and competitive taxable-equivalent yields of municipal bonds. In addition, long-term municipal yields demonstrated considerably less fluctuation during the year than did longer-term US Treasury bonds.

The recession has caused tax revenues to shrink in states and municipalities around the country. Many have had to draw on reserves, while others are contemplating tax increases to make up for shortfalls. While this is worrisome, it is important to remember that most states and municipalities are in better financial health than they were during the last recession, due largely to lower debt levels and less onerous debt costs. We are encouraged by the fact that municipal credit ratings remain generally stable, but we remain cautious.

Looking ahead, we believe that the Fed is finished cutting interest rates, and that the economy will respond favorably to this monetary stimulus. The economy should also be helped by the fiscal stimulus measures that have been implemented this year, including tax cuts and the additional government spending that was approved following the September terrorist attacks.

During these uncertain times, it is reassuring to know that a minimum of 80% of your Fund’s portfolio is in AAA-rated bonds, the highest rating available. Most of these bonds are insured, and all of the Fund’s holdings are researched thoroughly for cred-itworthiness. We are confident that this emphasis on quality will continue to serve Stockholders well.

We thank you for your support of Seligman Select Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund’s performance history and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Thomas G. Moles
President

February 8, 2002

Interview With Your Portfolio Manager, Thomas G. Moles

What economic and market factors affected Seligman Select Municipal Fund during 2001?

     The municipal market demonstrated remarkable stability and resiliency during 2001. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a modest half-point range throughout 2001, and ended the year almost unchanged from the close of 2000. The 10-year Treasury bond, in contrast, experienced three times the volatility. Significant equity market volatility sparked renewed interest in the municipal market in 2001. Additionally, municipal yields remained extremely attractive compared to taxable bond yields. For much of the past year, the yield of the Bond Buyer 20-Bond General Obligation Index actually exceeded that of the 10-year Treasury, making an investment in municipal securities seem particularly advantageous. The increase in demand for municipal products was fortuitous, given that 2001 was also a year of heavy new issue supply. Total municipal volume grew by 43% during the year.

     In January 2001, the Federal Reserve Board began cutting interest rates in an effort to stimulate economic growth. The Fed lowered the federal funds rate on 11 occasions in 2001, for a total reduction of 475 basis points. Seligman Select Municipal Fund benefited from the widening of yield spreads between long-term and short-term bonds. The substantial decline in short-term yields increased the differential between the Fund’s investment income and dividends paid to preferred Stockholders, thereby helping to support the continuation of the Fund’s common stock distributions throughout the year.

     According to the National Bureau of Economic Research, the US economy entered into a recession in March 2001. As a result of the current downturn, the nation’s states and municipalities have seen declining tax revenues. Nevertheless, most municipal credit ratings remain stable, due in part to surpluses amassed over the past decade, lower debt costs achieved through refinancings, and generally manageable debt levels. According to Moody’s Investors Service, 2001 represented the sixth consecutive year that overall upgrades exceeded downgrades. The ratio, at 4.7 to 1, was slightly lower than in 2000. The water and sewer sector had the highest ratio of upgrades to downgrades, at 55 to 1. In the health care sector, downgrades continued to outnumber upgrades, but the industry is showing signs of stabilizing. The transportation sector, typically one of the strongest sectors, was negatively impacted by the turmoil in airport credit ratings following the September 11 terrorist attacks. A number of airport credit ratings were downgraded, and the near-term outlook for the industry is negative. The Fund currently owns several airport positions, all of which are insured and rated AAA. Overall, credit trends in the public power sector are stable, notwithstanding the high profile difficulties faced by California’s power industry. The Fund has no exposure to California energy issuers or to State of California debt.

What was your investment strategy during this time?

     New Fund purchases were concentrated in bonds with maturities of 30 years and longer. The municipal yield curve has been positively sloped, with the highest yields available in the longest maturities. Long maturity bonds also offer the greatest potential for capital appreciation during periods of declining interest rates (conversely, the value of long maturity bonds declines when interest rates rise). During the past year, we added to the housing sector, purchasing an attrac-

A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.

Interview With Your Portfolio Manager, Thomas G. Moles

tively priced and well-structured state housing agency issue. Further, the steep decline in short-term yields allowed us to reduce short-call bonds and lessen the Fund’s call exposure. We continually seek to minimize the reinvestment risk posed by short-call bonds by limiting the percentage of Fund holdings that are callable in the near future. At present, approximately 5% of the Fund’s holdings are callable in 2002. The majority of the Fund’s bonds are callable in 2005 and beyond.

     The Fund is required to maintain a minimum of 80% of its portfolio in AAA-rated municipal securities. Most of the Fund’s holdings are AAA because they are backed by municipal bond insurance. However, as a matter of policy, all portfolio holdings must meet our credit criteria, regardless of insurance coverage.

What is your outlook for 2002?

     We are optimistic with respect to prospects for an economic recovery in 2002. While it would be premature to conclude that the recession is over, there are reasons to be hopeful. The housing market remained strong throughout 2001, supported by attractive mortgage rates. A record number of refinancings provided a boost to consumer spending. Additionally, the recent improvement in the performance of the equity markets suggests that investor confidence is returning. Lower interest rates should also help facilitate a recovery. Despite the fact that the economy still faces significant risks, we are confident that the worst of the recession is behind us, and we look forward to an improving economic picture in 2002. Municipal credit trends were positive in 2001, and are expected to remain stable throughout this year. We look forward to another successful year for Seligman Select Municipal Fund.

Investment Results Per Common Share

TOTAL RETURNS*
For Periods Ended December 31, 2001

		Average Annual

	Three	One	Five	Ten
	Months	Year	Years	Years

Market Price**	0.29%	10.85%	3.28%	5.71%

Net Asset Value**	(1.10)%	5.31%	6.24%	7.19%

PRICE PER SHARE
	December 31,	September 30,	June 30,	March 31,	December 31,
	2001	2001	2001	2001	2000

Market Price	$10.32	$10.45	$10.20	$10.24	$9.875

Net Asset Value	11.56	11.87	11.59	11.75	11.65

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 2001

	Capital Gain

Dividends Paid†	Paid	Realized	Unrealized

$0.616	$0.006	$0.011	$0.545††

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at December 31, 2001 was 5.97%, which is equivalent to a taxable yield of 9.80% based on the maximum federal tax rate of 39.1%.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.
†	Preferred Stockholders were paid dividends at annual rates ranging from 1.85% to 4.85%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 2001.

Portfolio of Investments December 31, 2001

	Face		Ratings†
State	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Alabama — 6.3%	$10,000,000	Jefferson County Sewer Rev.
		(Capital Improvement Warrants),
		5.125% due 2/1/2039	Aaa/AAA	$9,513,300
	5,000,000	McIntosh Industrial Development Board,
		Environmental Facilities Rev. (CIBA Specialty
		Chemicals), 5.375% due 6/1/2028	A2/A	4,807,600
Alaska — 1.2%	2,395,000	Alaska Energy Authority Power Rev.
		(Bradley Lake Hydroelectric Project),
		6% due 7/1/2021	Aaa/AAA	2,653,037
California — 16.6%	9,130,000	California Pollution Control Financing Authority
		Sewage and Solid Waste Disposal Facilities
		Rev. (Anheuser-Busch Project),
		5.75% due 12/1/2030*	A1/A+	9,373,132
	4,100,000	Foothill/Eastern Transportation Corridor Agency
		Toll Road Rev., 5.75% due 1/15/2040	Baa3/BBB-	4,121,607
	4,000,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa/AAA	3,917,960
	5,700,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa/AAA	5,574,885
	10,000,000	San Francisco City and County Airports
		Commission Rev. (International Airport),
		6.30% due 5/1/2025*	Aaa/AAA	10,685,900
	4,000,000	San Joaquin Hills Transportation Corridor Agency
		Rev. (Orange County Senior Lien Toll Road),
		6.75% due 1/1/2032ø	Aaa/AAA	4,279,800
Georgia — 3.5%	7,840,000	Georgia Housing and Finance Authority Rev.
		(Single Family Mortgage), 6.10% due 6/1/2031*	AA2/AAA	8,061,088
Illinois — 3.3%	7,500,000	Chicago GOs, 5.50% due 1/1/2040	Aaa/AAA	7,571,850
Louisiana — 4.2%	8,070,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project), 8%
		due 5/15/2012††	NR/AAA	9,510,334
Massachusetts — 1.9%	4,000,000	Massachusetts Bay Transportation Authority
		General Transportation System Rev.,
		5.625% due 3/1/2026ø	Aaa/AAA	4,358,200
Michigan — 0.9%	2,000,000	Kalamazoo Hospital Finance Authority Rev.
		(Bronson Methodist Hospital),
		5.50% due 5/15/2028	Aaa/NR	2,006,920
Minnesota — 1.1%	2,500,000	Minnesota Agricultural and Economic
		Development Board Rev. (The Evangelical
		Lutheran Good Samaritan Society Project),
		6.625% due 8/1/2025	A3/A-	2,621,950
Missouri — 2.6%	6,000,000	Missouri State Housing Development Commission
		Single Family Mortgage Rev. (Homeownership
		Loan Program), 5.50% due 3/1/2033*	NR/AAA	5,928,960

See footnotes on page 7.

Portfolio of Investments (continued)

	Face		Ratings†
State	Amount	Municipal Bonds	Moody’s/S&P	Market Value

New Jersey — 3.5%	$8,000,000	New Jersey Economic Development Authority
		Water Facilities Rev. (American Water Co. Inc.),
		5.375% due 5/1/2032*	Aaa/AAA	$7,949,600
New York — 9.6%	10,000,000	New York State Energy Research & Development
		Authority Electric Facilities Rev. (Consolidated
		Edison Co. NY Inc. Project), 6.10% due 8/15/2020	Aaa/AAA	10,839,600
	10,000,000	New York State Thruway Authority General Rev.,
		6% due 1/1/2025ø	Aaa/AAA	11,080,300
New York and	6,500,000	Port Authority of New York and New Jersey
New Jersey — 2.9%		(JFK International Air Terminal LLC Project
		Rev.), 5.75% due 12/1/2022*	Aaa/AAA	6,708,000
Ohio — 1.4%	2,895,000	Cleveland Waterworks Improvement First
		Mortgage Rev., 5.75% due 1/1/2021ø	Aaa/AAA	3,184,298
	105,000	Cleveland Waterworks Improvement First
		Mortgage Rev., 5.75% due 1/1/2021	Aaa/AAA	108,545
Pennsylvania — 8.3%	2,500,000	Allegheny County Airport Rev. (Greater Pittsburgh
		International Airport), 6.80% due 1/1/2010*ø	Aaa/AAA	2,550,000
	3,000,000	Delaware County Industrial Development Authority
		Revenue Water Facilities (Philadelphia Suburban
		Water), 5.35% due 10/1/2031*	Aaa/AAA	2,908,590
	3,000,000	Lehigh County Industrial Development Authority
		Pollution Control Rev. (Pennsylvania Power &
		Light Company Project), 6.15% due 8/1/2029	Aaa/AAA	3,200,490
	10,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025* . .	Aaa/AAA	10,379,200
South Carolina — 2.2%	5,000,000	South Carolina Ports Authority Rev., 5.30%
		due 7/1/2026*	Aaa/AAA	4,899,250
South Dakota — 1.8%	3,985,000	South Dakota Housing Development Authority
		(Homeownership Mortgage Rev.),
		6.30% due 5/1/2030*	Aa1/AAA	4,124,395
Tennessee — 3.7%	8,000,000	Humphreys County Industrial Development Board
		Solid Waste Disposal Rev. (E.I. duPont de
		Nemours & Co. Project), 6.70% due 5/1/2024*	Aa3/AA-	8,395,520
Texas — 11.0%	5,000,000	Dallas–Fort Worth International Airports Rev.,
		5.75% due 11/1/2030*	Aaa/AAA	5,062,400
	3,000,000	Houston Airport System Rev., 5.625%
		due 7/1/2030*	Aaa/AAA	3,008,850
	4,000,000	Houston Higher Education Finance Corporation Rev.
		(Rice University Project), 5.375% due 11/15/2029	Aaa/AAA	3,974,560
	5,000,000	Lower Neches Valley Authority Industrial
		Development Corp. Sewer Facilities Rev. (Mobil
		Oil Refining Corp. Project), 6.40% due 3/1/2030*	Aaa/AAA	5,236,100
	7,500,000	Matagorda County Navigation District No. 1
		Pollution Control Rev. (Central Power and Light
		Co. Project), 6.125% due 5/1/2030*	Aaa/AAA	7,815,900
Virginia — 1.6%	5,000,000	Pocahontas Parkway Association Toll Road Rev.
		(Route 895 Connector), 5.50% due 8/15/2028	Baa3/BBB-	3,695,400

See footnotes on page 7.

			December 31, 2001

	Face		Ratings†
State	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Washington — 9.2%	$4,795,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		6.25% due 7/1/2017*	Aaa/AAA	$5,089,125
	5,000,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		6.35% due 7/1/2028*	Aaa/AAA	5,328,850
	10,000,000	King County Sewer GOs, 6.125% due 1/1/2033	Aaa/AAA	10,617,600

Total Municipal Bonds (Cost $213,902,321) — 96.8%				221,143,096
Variable Rate Demand Notes (Cost $4,050,000) — 1.8%				4,050,000
Other Assets Less Liabilities — 1.4%				3,310,967

Net Investment Assets — 100.0%				$228,504,063

*	Interest income earned from this security is subject to the federal alternative minimum tax.
†	Ratings have not been audited by Deloitte & Touche LLP.
††	Escrowed-to-maturity security.
ø	Pre-refunded security.

See Notes to Financial Statements.

Statement of Assets and Liabilities	December 31, 2001

Assets:
Investments at value:
Long-term holdings (cost $213,902,321)	$221,143,096
Short-term holdings (cost $4,050,000)	4,050,000	$225,193,096

Cash		73,051
Interest receivable		3,638,662
Expenses prepaid to stockholder service agent		18,064
Other		5,788

Total Assets		228,928,661

Liabilities:
Payable to the Manager		106,846
Payable for Common Stock repurchased		10,221
Accrued expenses and other		307,531

Total Liabilities		424,598

Net Investment Assets		228,504,063
Preferred Stock		75,000,000

Net Assets for Common Stock		$153,504,063

Net Assets per share of Common Stock (Market Value $10.32)		$11.56

Composition of Net Investment Assets:
Preferred Stock Series A, $.01 par value, liquidation preference and asset coverage per share—$100,000 and $304,672, respectively; Shares authorized, issued and
outstanding—375		$37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share—$100,000 and $304,672, respectively; Shares authorized, issued and
outstanding—375		37,500,000
Common Stock, $.01 par value: Shares authorized—49,999,250; issued and
outstanding—13,275,546		132,755
Additional paid-in capital		145,805,107
Undistributed net investment income		326,327
Distribution in excess of net realized gain		(901)
Net unrealized appreciation of investments		7,240,775

Net Investment Assets		$228,504,063

See Notes to Financial Statements.

Statement of Operations For the Year Ended December 31, 2001

Investment Income:
Interest		$12,836,408

Expenses:
Management fee	$1,269,278
Stockholder account, transfer, and registrar services	233,569
Preferred stock remarketing fee	187,500
Auditing and legal fees	82,735
Stockholder reports and communications	76,504
Custody and related services	42,044
Stockholders’ meeting	41,086
Directors’ fees and expenses	19,752
Miscellaneous	42,283

Total Expenses	1,994,751

Net Investment Income		10,841,657	*

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	148,949
Net change in unrealized appreciation/depreciation of investments	(1,689,939)

Net Loss on Investments	(1,540,990)

Increase in Net Investment Assets from Operations		$9,300,667

* Net investment income available for Common Stock is $8,561,064, which is net of Preferred Stock dividends of $2,280,593.

See Notes to Financial Statements.

Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2001	2000

Operations:
Net investment income	$10,841,657	$11,226,474
Net realized gain on investments	148,949	440,877
Net change in unrealized appreciation/depreciation of investments	(1,689,939)	14,457,127

Increase in Net Investment Assets from Operations	9,300,667	26,124,478

Distributions to Stockholders:
Net investment income:
Preferred Stock, Series A (per share: $3,014.70 and $4,345.76)	(1,130,513)	(1,629,660)
Preferred Stock, Series B (per share: $3,066.88 and $4,151.90)	(1,150,080)	(1,556,963)
Common Stock (per share: $0.616 and $0.631)	(8,179,063)	(8,375,896)

Total	(10,459,656)	(11,562,519)
Dividends in excess of net investment income:
Common Stock (per share: $0.017)	—	(226,395)
Net realized long-term gain on investments:
Common Stock (per share: $0.006 and $0.045)	(79,673)	(597,520)

Decrease in Net Investment Assets from Distributions	(10,539,329)	(12,386,434)

Capital Share Transactions:
Value of shares of Common Stock issued for investment plan
(47,276 and 57,959 shares)	493,504	551,332
Value of shares of Common Stock issued in payment of gain
distribution (1,432 and 11,788 shares)	14,592	117,425
Cost of shares purchased for investment plan
(63,273 and 57,800 shares)	(660,902)	(553,365)

Increase (Decrease) in Net Investment Assets from
Capital Share Transactions	(152,806)	115,392

Increase (Decrease) in Net Investment Assets	(1,391,468)	13,853,436
Net Investment Assets:
Beginning of year	229,895,531	216,042,095

End of Year (including undistributed/(net of dividends in excess of) net investment income of $326,327 and $(55,674), respectively)
	$228,504,063	$229,895,531

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums on purchases of portfolio securities.

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial statement purposes. The cumulative effect of this accounting change was immaterial and had no impact on the total net investment assets of the Fund. The effect of the change on components of income in 2001 was also immaterial.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001, amounted to $8,955,780 and $6,644,920, respectively.

     At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $9,242,020 and $2,001,245, respectively.

3. Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2001, 63,273 shares were purchased in the open market at a cost of $660,902, which represented a weighted average discount of 10.88% from the net asset value of those acquired shares. A total of 48,708 shares were issued to Plan participants during the period for proceeds of $508,096, a weighted average discount of 10.89% from the net asset value of those shares.

4. Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value

Notes to Financial Statements

$.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

     Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

5. Management Fee, Administrative Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net investment assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $170,657 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2001, of $48,275 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Financial Highlights

     The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

     “Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for the years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

		Year Ended December 31,

Per Share Operating Performance:	2001	2000	1999	1998	1997

Net Asset Value, Beginning of Year	$11.65	$10.62	$12.29	$12.33	$12.16

Income From Investment Operations:
Net investment income	0.82	0.85	0.87	0.90	0.96
Net realized and unrealized investment gain (loss)	(0.11)	1.12	(1.63)	0.15	0.44

Total from Investment Operations	0.71	1.97	(0.76)	1.05	1.40

Less Distributions:
Dividends paid from net investment income
on Preferred Stock	(0.17)	(0.24)	(0.19)	(0.21)	(0.21)
Dividends paid from net investment income
on Common Stock	(0.62)	(0.63)	(0.65)	(0.74)	(0.84)
Dividends in excess of net investment income paid
on Common Stock	—	(0.02)	.—	(0.03)	.—
Distributions from net realized gain	(0.01)	(0.05)	(0.07)	(0.11)	(0.18)

Total Distributions	(0.80)	(0.94)	(0.91)	(1.09)	(1.23)

Net Asset Value, End of Year	$11.56	$11.65	$10.62	$12.29	$12.33

Market Value, End of Year	$10.32	$9.875	$8.9375	$12.5625	$13.9375

Total Investment Return:
Based upon market value	10.85%	18.78%	(23.76)%	(3.28)%	20.97%
Based upon net asset value	5.31%	17.93%	(7.42)%	6.98%	10.01%
Ratios/Supplemental Data:
Expenses to average net investment assets	0.86%	0.84%	0.85%	0.88%	0.90%
Expenses to average net assets for Common Stock	1.28%	1.27%	1.26%	1.28%	1.32%
Net investment income to average net
investment assets	4.70%	5.09%	5.02%	5.00%	5.35%
Net investment income to average net assets for
Common Stock	6.96%	7.71%	7.45%	7.29%	7.87%
Portfolio turnover	2.98%	11.87%	16.72%	16.85%	27.83%
Net Investment Assets, End of Year (000s omitted):
For Common Stock	$153,504	$154,896	$141,042	$163,249	$162,985
For Preferred Stock	75,000	75,000	75,000	75,000	75,000

Total Net Investment Assets	$228,504	$229,896	$216,042	$238,249	$237,985

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Stockholders, Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc., including the portfolio of investments, as of December 31, 2001, the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2001, the results of its operations, the changes in its net investment assets, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 8, 2002

Dividend Investment Plan

     The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2001, the Fund purchased 63,273 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and

Dividend Investment Plan

held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2001.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Independent Directors
Other
Directorships
	Term of		Number of	Held by
	Office		Portfolios	Director Not
	and		in Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time	Principal Occupation(s) During	Overseen	Principal
with Fundø	Served#	Past Five Years and Other Information	by Director	Occupations

John R.	2000-2003;	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts	61	None
Galvin (72)[2,4]	1995 to	University; Director or Trustee, the Seligman Group of investment
Director	Date	companies†; Chairman Emeritus, American Council on Germany;
Governor of the Center for Creative Leadership; Director, Raytheon
Co., defense and commercial electronics; National Defense
University; and the Institute for Defense Analyses. Formerly,
Director, USLIFE Corporation, life insurance; Ambassador, U.S. State
Department for negotiations in Bosnia; Distinguished Policy Analyst at Ohio State University and Olin Distinguished Professor of National
Security Studies at the United States Military Academy. From June
1987 to June 1992, he was the Supreme Allied Commander, Europe
and the Commander-in-Chief, United States European Command.

Alice S.	2001-2004;	President Emeritus, Sarah Lawrence College; Director or Trustee, the	61	None
Ilchman (66)[3,4]	1990 to	Seligman Group of investment companies†; Trustee, the
Director	Date	Committee for Economic Development; Chairman, The Rockefeller
Foundation, charitable foundation; and Director, Public
Broadcasting Service (PBS). Formerly, Trustee, The Markle
Foundation, philanthropic organization; and Director, New York
Telephone Company; and International Research and Exchange
Board, intellectual exchanges.

Frank A.	2001-2004;	Retired Chairman of the Board and Chief Executive Officer of Kerr-	61	None
McPherson (68)	1995 to	McGee Corporation, diversified energy company; Director or
[3,4]	Date	Trustee, the Seligman Group of investment companies†; Director,
Director		Kimberly-Clark Corporation, consumer products; Conoco Inc., oil exploration and production; Bank of Oklahoma Holding Company;
Baptist Medical Center; Oklahoma Chapter of the Nature
Conservancy; Oklahoma Medical Research Foundation; National
Boys and Girls Clubs of America; and Oklahoma Foundation for
Excellence in Education. Formerly, Chairman, Oklahoma City
Public Schools Foundation; and Director, Federal Reserve System’s
Kansas City Reserve Bank, the Oklahoma City Chamber of
Commerce, and Member of the Business Roundtable.

See footnotes on page 21.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Independent Directors (continued)
Other
Directorships
	Term of		Number of	Held by
	Office		Portfolios	Director Not
	and		in Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time	Principal Occupation(s) During	Overseen	Principal
with Fundø	Served#	Past Five Years and Other Information	by Director	Occupations

John E.	1999-2002;	Retired Chairman and Senior Partner, Sullivan & Cromwell, law	61	None
Merow (72)[2,4]	1991 to	firm; Director or Trustee, the Seligman Group of investment com-
Director	Date	panies†; Director, Commonwealth Industries, Inc., manufacturers of aluminum sheet products; the Foreign Policy Association;
Municipal Art Society of New York; the U.S. Council for
International Business; and Vice Chairman, New York-Presbyterian
Healthcare System, Inc.; Life Trustee, New York-Presbyterian
Hospital; and Member of the American Law Institute and Council
on Foreign Relations.

Betsy S.	1999-2002;	Attorney; Director or Trustee, the Seligman Group of investment	61	None
Michel (59)[2,4]	1990 to	companies†; Trustee, The Geraldine R. Dodge Foundation, charita-
Director	Date	ble foundation; and World Learning, Inc. Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and
Director, the National Association of Independent Schools
(Washington, DC).

James C.	1999-2002;	Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or	61	None
Pitney (75)[3,4]	1990 to	Trustee, the Seligman Group of investment companies†. Formerly,
Director	Date	Director, Public Service Enterprise Group, public utility.

Leroy C.	2001-2004;	Chairman and Chief Executive Officer, Q Standards Worldwide,	60	None
Richie (60)[2,4]	2000 to	Inc., library of technical standards; Director or Trustee, the Seligman
Director	Date	Group of investment companies (except Seligman Cash Manage-
ment Fund, Inc.)†; Director, Kerr-McGee Corporation, diversified energy company; and Infinity, Inc., oil and gas services and explo-
ration; Chairman, Highland Park Michigan Economic Development
Corp.; Trustee, New York University Law Center Foundation and
Vice Chairman, Detroit Medical Center. Formerly, Chairman and
Chief Executive Officer, Capital Coating Technologies, Inc., applied coating technologies; Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 21.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Independent Directors (continued)
Other
Directorships
	Term of		Number of	Held by
	Office		Portfolios	Director Not
	and		in Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time	Principal Occupation(s) During	Overseen	Principal
with Fundø	Served#	Past Five Years and Other Information	by Director	Occupations

James Q.	2000-2003;	Director or Trustee, the Seligman Group of investment companies†;	61	None
Riordan (74)[3,4]	1990 to	Director or Trustee, The Houston Exploration Company, oil explo-
Director	Date	ration; The Brooklyn Museum, KeySpan Corporation, diversified energy and electric company; and the Committee for Economic
Development. Formerly, Co-Chairman of the Policy Council of the
Tax Foundation; Director, Tesoro Petroleum Companies, Inc. and
Dow Jones & Company, Inc., a business and financial news compa-
ny; Director and President, Bekaert Corporation, high-grade steel cord, wire and fencing products company; Vice Chairman, Exxon
Mobil Corporation, petroleum and petrochemicals company; and
Director, Public Broadcasting Service (PBS).

Robert L.	2000-2003;	Retired Vice President, Pfizer Inc., pharmaceuticals; Director or	61	None
Shafer (69)[3,4]	1991 to	Trustee, the Seligman Group of investment companies†. Formerly,
Director	Date	Director, USLIFE Corporation, life insurance.

James N.	1999-2002;	Retired Executive Vice President and Chief Operating Officer,	61	None
Whitson (66)[2,4]	1993 to	Sammons Enterprises, Inc., a diversified holding company; Director
Director	Date	or Trustee, the Seligman Group of investment companies†;
Director, C-SPAN, cable television, and CommScope, Inc., manufac-
turer of coaxial cables.

See footnotes on page 21.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Interested Directors and Principal Officers
Other
Directorships
	Term of		Number of	Held by
	Office		Portfolios	Director Not
	and		in Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time	Principal Occupation(s) During	Overseen	Principal
with Fundø	Served#	Past Five Years and Other Information	by Director	Occupations

William C.	2000–2003;	Chairman, J. & W. Seligman & Co. Incorporated, Chairman and	61	None
Morris (63)*1	1989 to	Chief Executive Officer of the Seligman Group of investment com-
Director, Chairman	Date	panies†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc.,
of the Board and		and Carbo Ceramics Inc., ceramic proppants for oil and gas indus-
Chief Executive		try; and Director, Seligman Data Corp., Kerr-McGee Corporation,
Officer		diversified energy company. Formerly, Director, Daniel Industries
Inc., manufacturer of oil and gas metering equipment.

Brian T.	2001-2004;	Director and President, J. & W. Seligman & Co. Incorporated;	61	None
Zino (49)*1	Dir: 1993 to	President of twenty-one investment companies in the Seligman
Director	Date	Group of investment companies and Director or Trustee of the
Seligman Group of investment companies†, Seligman Advisors,
Inc., and Seligman Services, Inc.; Chairman, Seligman Data Corp.;
Member of the Board of Governors of the Investment Company
Institute; and Vice Chairman, ICI Mutual Insurance Company.

Thomas G.	1990 to	Director and Managing Director, J. & W. Seligman & Co.	N/A	N/A
Moles (59)	Date	Incorporated; Vice President and Portfolio Manager, Seligman
President and		Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman
Portfolio Manager		New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
Municipal Fund Series; President and Portfolio Manager, Seligman
Quality Municipal Fund, Inc., a closed-end investment company;
and Director, Seligman Advisors, Inc. and Seligman Services, Inc.

Thomas G.	2000 to	Senior Vice President, Finance, J. & W. Seligman & Co.	N/A	N/A
Rose (44)	Date	Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.;
Vice President		Vice President, the Seligman Group of investment companies†,
Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer, the Seligman Group of investment companies and
Seligman Data Corp.

See footnotes on page 21.

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Seligman Select Municipal Fund is set forth below.

Interested Directors and Principal Officers (continued)
Other
Directorships
	Term of		Number of	Held by
	Office		Portfolios	Director Not
	and		in Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time	Principal Occupation(s) During	Overseen	Principal
with Fundø	Served#	Past Five Years and Other Information	by Director	Occupations

Lawrence P.	VP: 1992	Senior Vice President and Treasurer, Investment Companies,	N/A	N/A
Vogel (45)	to Date;	J. & W. Seligman & Co. Incorporated; Vice President and Treasurer,
Vice President and	Treas: 2000	the Seligman Group of investment companies†; Treasurer, Seligman
Treasurer	to Date	Data Corp. Formerly, Senior Vice President, Finance, J. & W.
Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman
Data Corp.; Vice President, Seligman Services, Inc. and Treasurer,
Seligman International, Inc. and Seligman Henderson Co.

Frank J.	1994 to	General Counsel, Senior Vice President, Law and Regulation and	N/A	N/A
Nasta (37)	Date	Corporate Secretary, J. & W. Seligman & Co. Incorporated;
Secretary		Secretary, the Seligman Group of investment companies†, Seligman
Advisors, Inc., Seligman Services, Inc., Seligman International, Inc.
and Seligman Data Corp. Formerly, Corporate Secretary, Seligman
Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make stockholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
#	Each officer is elected annually by the Board of Directors.
†	The Seligman Group of investment companies consists of twenty-three registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
                2 Audit Committee
             3 Director Nominating Committee
                4 Board Operations Committee

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell
Independent Auditors
Deloitte & Touche LLP

Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017
Important Telephone Numbers
(800) 874-1092 Stockholder Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

Seligman Select Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

Photo: Courtesy Michigan Travel Bureau

CESEL2 12/01